CLICK TO ADD MAIN TITLE HERE CLICK TO ADD SUBTITLE HERE NATIONAL SERVICE INTEGRATOR OF WASTE & RECYCLING SOLUTIONS Quest Resource Holding Corporation (NASDAQ: QRHC) November 2020 INVESTOR PRESENTATION © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. Exhibit 99.1

The statements contained in this Investor Presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Investor Presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, and markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "estimates," "expects," "intends," " targets," "contemplates," "projects," "predicts," "may," "might," "plan," "will," "would," "should," "could, "can," "potential,” “continue," "objective," or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Investor Presentation include our belief that we turn our Customers' sustainability strategies into financial gains and competitive strength; our belief that we are poised to achieve significant margin improvement; and our growth strategy. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. The forward-looking statements contained in this Investor Presentation reflect our views as of the date of this Investor Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, performance, or achievements. A number of factors could cause actual results to differ materially from those indicated by the forward-looking statements, including competition in the environmental services industry, the impact of the current economic environment, and other factors detailed from time to time in our reports to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment and disclaims any duty, to update or revise such information. Reconciliation of U.S. GAAP to Non-GAAP Financial Measures In this Investor Presentation, a non-GAAP financial measure, "Adjusted EBITDA," is presented. From time-to-time, Quest considers and uses this supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. Quest believes it is useful to review, as applicable, both (1) GAAP measures that include (i) depreciation and amortization, (ii) interest expense, (iii) stock-based compensation expense, (iv) income tax expense, and (v) certain other adjustments, and (2) non-GAAP measures that exclude such information. Quest presents this non-GAAP measure because it considers it an important supplemental measure of Quest's performance. Quest's definition of this adjusted financial measure may differ from similarly named measures used by others. Quest believes this measure facilitates operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. This non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company's GAAP measures. (See attached table "Reconciliation of Net Loss to Adjusted EBITDA.") *Adjusted EBITDA is a Non-GAAP term. © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. SEC SAFE HARBOR

ABOUT QUEST Hazardous Waste All Combustible All Corrosive All Flammable Liquids & Solids All Toxic Compressed Gases Electronic Waste Light Bulbs Batteries Ballasts Automotive Waste Used Motor Oil Used Oily Water Used Antifreeze Oil Water Separators Used Oil Filters Used Air Filters Used Absorbents Used Aerosol Cans Used Tires Airbags Used Brake Fluid Used Gas & Diesel Paint Waste Used Paint Filters Cardboard Plastics Metals Pallets Wood Single Stream General Recyclable Food Waste Fruits & Vegetables Meat & Seafood Full Goods Destructions Recalls, Expired Products Used Cooking Oil Grease Traps Construction Waste & Services Concrete Dry Wall Portable Toilets Temporary Office Temporary Storage Open Top Containers Wash Basins Trash Integrator of Waste & Recycling Services to Large Businesses Headquarters Dallas, Texas | NASDAQ: QRHC | Market Cap $35 MM * | TTM** Revenue $94 MM Nationwide footprint: delivers services in every zip code in the U.S. Expertise with 100+ waste streams © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. * As of November 10, 2020 ** Trailing Twelve Months ended September 30, 2020

WHAT WE DO DESIGN A CUSTOMIZED PROGRAM Design solutions and services that are best suited to meet a customer’s sustainability goals at the right price Experts in disposal and recycling of more than 100+ waste streams Experts in local, state and national regulations 1 IMPLEMENT SERVICES AND MANAGE Launch services quickly Manage & monitor ongoing waste disposal and recycling services Provide a single point of contact with 24/7 contact center DELIVER COMPREHENSIVE AND INTERACTIVE DATA REPORTING Auditable information for use in Corporate Social Responsibility, Sustainability and ESG reporting Business intelligence platform that provides valuable operational insights Cost and Operationally Effective Divert More Waste From Landfill Provide Auditable Data Reporting & Business Intelligence Comprehensive and Diverse Service Offering National Service Footprint KEY VALUE PROPOSITION 2 3 QUEST MANAGES THE WASTE STREAMS OF LARGE BUSINESSES © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited.

GROCERY STORE CHAIN NATIONAL FLEET OPERATOR MANUFACTURING Quest implemented a comprehensive landfill diversion program Created closed loop recycling solutions Created an online ordering system to streamline their process SOLUTION IMPACT Secured $2M+ in annual savings Recycled 885,000+ gallons of used motor oil, 937,000 pounds of oil filters, 342,000 scrap tires, and more than 100,000 gallons of hazardous waste per year Received company’s Vendor Of The Year Award One of the largest commercial fleets in the US needed to improve overall sustainability of their fleet of 71,000 service vehicles Implemented a food waste recycling and a meat donation program, enhanced cooking oil and grease trap recycling program SOLUTION IMPACT Increased landfill diversion by 40% Reduce CO2 emission by more than 277,000 metric tons Secured 20%+ savings Client recognized by EPA for sustainability achievement Retailer with 2,000+ stores needed to reduce operating cost and increase landfill diversion Managed recycling of plastics, cardboard, metal, wastewater and full good destruction programs SOLUTION IMPACT Created detailed custom environmental reports that save the plants’ EH&S managers 2 days of work per month Doubled landfill diversion rate Secured 10%+ savings National manufacturer with 50+ plants in the US needed to reduce cost and reduce waste footprint © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. WHAT WE DO – SOME EXAMPLES Increased landfill diversion by 40% Reduce CO2 emission by more than 277,000 metric tons Secured 20%+ savings Client recognized by EPA for sustainability achievement

Stable Customer Relationships, Broad Service Offering and Recurring, Contractual Revenue Base Attractive Financial Profile Scalable Platform Poised for Growth Well-Positioned to Benefit from Structural, Long-Term Industry Tailwinds 2 Diverse customer base in multiple industries including grocery, retail, automotive, restaurant, industrial, and constructions Differentiated by a broad, national service offering targeted to customers with multiple waste streams, regulated and non-commoditized Reputation for customer service has earned high customer retention and ongoing penetration Loyal customers with high switching costs due to equipment changes and service risks 4 Diversified across 100+ waste streams and 9 end markets Gross margins more than doubled to 19% over last 4 years Variable cost of goods and SG&A gives operating flexibility and leverage $4.8M improvement in Adjusted EBITDA since 2016 3 Capabilities in Procurement, 24/7/365 Client Service, and Customer Sustainability Reporting Management team >50 years of industry experience Operating leverage with a flow through of about 50% given highly variable cost structure resulting in EBITDA margin expansion from organic and inorganic growth Increased scale increases operating and financial leverage across the platform 1 Waste services is $70B industry: 55% asset intensive integrated haulers / landfill operators, 45% highly fragmented ~18,000 companies focused on specific regions, waste stream and industry verticals Recycling and other value-added waste disposal methods are growing at the expense of traditional landfills Landfill prices are increasing while other methods of waste disposal are increasingly more cost effective Industry is becoming more fragmented as more waste disposal technologies and processes come to market Increasing consumer awareness of and regulatory focus on environmental / sustainability issues © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. STABLE, SCALABLE PLATFORM WITH ATTRACTIVE INDUSTRY DYNAMICS AND FINANCIAL CHARACTERISTICS

FOCUS ON LARGE CUSTOMERS WITH COMPLEX WASTE STREAMS © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. Customers span multiple industries including grocery, retail, automotive, restaurant, industrial, and construction Trusted by Fortune© 1000 Customers with national footprints and complex waste streams 7-figure average deal size

EXPERIENCED MANAGEMENT TEAM © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. Has served as Chief Operating Officer of Quest since October 2016. More than 20 years of experience in the waste, recycling, property management, and business services industries. Prior to Quest, he served as Chief Sales Officer, Executive Vice President, and Senior Vice President of Sales at SMS Assist. Prior to SMS Assist, Mr. Sweitzer was Director of Business Development at Waste Management, as well as Client Solutions Vice President at Oakleaf Waste Management, prior to its acquisition by Waste Management. Dave P. Sweitzer, Chief Operating Officer and Executive Vice President S. Ray Hatch, Chief Executive Officer, President, and Director Has served as Chief Executive Officer of Quest since February 2016. A senior executive with in-depth experience building profitable business and orchestrating transformational growth, Mr. Hatch brings over 25 years of experience in both the waste management and food services industries. He has managed businesses and/or business units with as many as 600+ employees, and more than one billion dollars in revenue. Previously, Mr. Hatch served as President of Merchants Market Group, an international food service distribution company. Mr. Hatch also served in various executive roles with Oakleaf Waste Management, a provider of waste outsourcing that was acquired by Waste Management. Laurie L. Latham, Chief Financial Officer, Senior Vice President, Treasurer, and Secretary Has served as Chief Financial Officer of Quest since January 2013. Was named 2014 CFO of the year by the Dallas Business Journal. Her operational and financial experience spans public and private entities including more than 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick. Her career experience also included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant.

National coverage Every zip code in the U.S. Presence in Canada Network of 3,500 vendors Managed over 1.2 million services last year Significant volume through vendor assets Leverage vendor excess capacity – lower pricing for customers and higher asset utilization for vendors Robust Vendor Network Value-Added Services © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. 25,000 TRUCKS 1,000 RECYCLING FACILITIES 30,000 PROFESSIONALS QUEST HAS INVESTED IN BUILDING A NATIONAL ASSET-LIGHT PLATFORM Industry-specific customer service capabilities One-stop shop for all zip codes and all waste streams Deep operational integration with customers Customized programs and unique service profiles by customer site Regular service adjustments (“rightsizing”) Office- and field-based quality assurance Minimized regulatory risks

Comprehensive data reporting and process automation Transition to cloud completed in 2019 Central ERP system facilitates end-to-end information flow Customer and vendor online portals Scalable Technology Platform Customer Performance KEY FUNCTIONS CUSTOMERS VENDORS Request services View program KPIs View audit results View invoices & service data Real-time chat Online training View / accept services Upload activity reports & service tickets Upload invoices Bids, contracts & documents Performance scorecard Online training © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. SCALABLE TECHNOLOGY PLATFORM TO SUPPORT CUSTOMERS’ CSR & OPERATIONAL PERFORMANCE Meets U.S. EPA standards and the global standardized frameworks established by GHG Protocol Operational insights that drive efficiencies and improve cost controls Quarterly / Annual Business reviews that deliver detailed operational performance data Corporate level visibility into total business impact Verified GHG reduction numbers for use in CSR and Sustainability reporting

UNIQUE ABILITY TO PROVIDE LOWER COSTS AND HIGHER LEVELS OF SERVICE © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. QUEST’S VALUE PROPOSITION Cost efficient procurement via network of 3,500 vendors Go to market by consolidating customer volumes Waste diversion from landfills and value recovery from waste further reduce system costs Growth with customer without physical asset deployment 75% of gross profit: regulated waste streams 70% gross profit: customers with 5+ waste streams 80% of gross profit: does not compete with large, national vertically integrated majors Breadth of capabilities reduces competitive risks and increases barriers to entry Industry-specific customer service capabilities One-stop shop for all zip codes and all waste streams Deep operational integration with customers Customized programs and unique service profiles by customer site Regular service adjustments (“rightsizing”) Office- and field-based quality assurance Minimize regulatory risks Data reporting capabilities Access Excess Industry Capacity at Low Cost Waste Stream Complexity Value Added Services

INDUSTRY OVERVIEW

Recycling and composting as means of waste disposal has grown from 15% to over 35% since 1990 WASTE GENERATION CONTINUES TO GROW; LANDFILL DIVERSION PRESSURES CONTINUE © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. Waste generation continues to grow in the U.S. while per capita generation has largely remained flat since 1990 Source: EPA Advancing Sustainable Materials Management 2017 Fact Sheet; analysis uses Municipal Solid Waste (“MSW”) generation as proxy for overall waste generation; mix is typically 60% residential, 40% commercial; does not include hazardous or industrial (pre-consumer) waste

LANDFILL REPRESENTS >50% OF WASTE DISPOSAL; ~128M TONS OF NON-LANDFILL DISPOSAL METHODS © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. Landfill usage has declined from 70% in 1990 to just over 50% in 2017 Alternatives to landfill are increasingly able to process a range of waste streams Source: EPA Advancing Sustainable Materials Management 2017 Fact Sheet; analysis uses Municipal Solid Waste (“MSW”) generation as proxy for overall waste generation; mix is typically 60% residential, 40% commercial; does not include hazardous or industrial (pre-consumer) waste

RECYCLING WILL CONTINUE TO INCREASE; PLASTICS & FOOD ARE MAJOR AREAS OF FOCUS & OPPORTUNITY © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. Plastics & Food remain two of the largest waste materials with >70% landfill disposal Source: EPA Advancing Sustainable Materials Management 2017 Fact Sheet; analysis uses Municipal Solid Waste (“MSW”) generation as proxy for overall waste generation; mix is typically 60% residential, 40% commercial; does not include hazardous or industrial (pre-consumer) waste

TWO MAJOR SEGMENTS: ASSET INTENSIVE & HIGHLY FRAGMENTED Large asset intensive, vertically integrated players with 56% market share Focused on both residential and commercial Generally specialize in one or two waste streams High percentage of profits derived from landfill ownership Operate ~700 landfills in the U.S. and own ~$35B in PP&E © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. (1) Includes Waste Connections, GFL Environmental, Stericycle, Safety-Kleen, Casella Waste Systems, U.S. Ecology and others Sources: SEC filings, IBISWorld, Waste Business Journal, U.S. Census Bureau Both segments operate successfully in this large industry. Small players focus on niches and segments, often utilizing integrated asset base of majors as part of the value chain Highly fragmented group of 18,000+ companies with 44% market share Typically compete on a local or regional basis; focused on an industry, local geography, or waste stream Minimal or focused asset intensity Includes managed services providers, local haulers and emerging technologies that focus on sustainability solutions

DIFFERENTIATED FROM THE TWO MAJOR COMPETITIVE SEGMENTS © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. ASSET-BASED INTEGRATED MAJORS VERTICAL INTEGRATION MODEL Multi-billion asset base Economics driven by landfill utilization Scale requires large volumes; not equipped for smaller accounts, specialized services and custom solutions SERVICE RESIDENTIAL AND COMMERCIAL ACCOUNTS >50% EBITDA contribution from landfills Compete with 30% of Quest’s business (based on PF gross profit) NATIONAL SCALE BUT LIMITED SCOPE Require significant capital and high asset utilization hurdles to scale Tied to limited disposal methods defined by asset base Cannot service all waste streams Slow to adapt to new technology Burdened by high maintenance CapEx FRAGMENTED PLAYERS INDEPENDENT PARTICIPANTS Single office operations Limited investment in IT Owner / operator Underutilized equipment Unable to scale effectively SERVICE COMMERCIAL ACCOUNTS Service smaller local or regional accounts Relationship-driven and not capability-driven sales LIMITED SCALE AND SCOPE Unable to grow beyond home markets without established national vendor network or scalable infrastructure Limited capabilities or services Specialize in only a few waste streams ASSET-LIGHT MODEL Service not tied to company-owned assets Alignment with sustainability Agnostic to disposal method Flexible resources and nimble operations SERVICE HIGH VALUE COMMERCIAL ACCOUNTS National accounts Waste stream complexity Across all zip codes NATIONAL SCALE AND SCOPE Ability to scale on demand with limited incremental investment Broad scope of managed waste streams Capacity for high volumes across multi-location footprints Technology supports delivery of consistent standards of service

QUEST BUSINESS, PERFORMANCE & STRATEGY

2020 Initiated M&A growth strategy © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. BUSINESS TRANSFORMATION 2009 Founded 2009……………….…2015 2016 2017 2018 2019 2020 2021 2016 Business assessment led to focus on delivering complex, differentiated services to select, high-value customers in strategic verticals. 2017 Reached EBITDA Profitability 2019 Diversified ownership and adopted enhanced corporate governance best practices 2020 Acquisition of Green Remedies Waste & Recycling 2016-2020 Expanded Gross Margin from 8% to >18% 2017-2020 Adjusted EBITDA Margin from (-1%) to >3% Refocus of Go-to-Market Strategy Drives Results

Business Foundation Strategy © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. PLAN GOING FORWARD Management team with > 50 years of total experience in value-added waste and related services Procurement strategy and robust vendor network in place Systems, IT and data capabilities to support value proposition and scalability Focus on customers with services where Quest can differentiate and build stickiness Gross margins of 19% in 2019 (versus 8% in 2016), achieving EBITDA profitability 13 consecutive quarters of YoY gross margin expansion Maintain customer services and grow with existing customers Grow organically adding strategic customers with complex waste streams Opportunistically pursue M&A – “Add customers well-served on the Quest platform”

FOCUSED M&A STRATEGY: ACQUIRE COMPANIES WITH STRONG CUSTOMERS & FOCUS ON SERVICE © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. Acquisition Candidate Enables Growth at National Scale Reduces Capital Risk Adds Capabilities Customer Maintain or Improve Service Access to National Footprint Reporting Capabilities Quest Gain Greater Efficiencies of Scale and Scope Operating Leverage & Improved Returns Ideal Acquisition Candidate Successful business built by entrepreneur who wants to reduce capital at risk and add capabilities Longstanding customer relationships and track record of excellent service Favorable/long-term customer contracts Support expansion to adjacent regions leveraging Quest’s vendor network Opportunity 18,000+ companies with 44% market share of $70 billion market Many regional / local players have longstanding customer relationships but are reluctant or unable to grow due to lack of infrastructure Customers are sticky and tend to stay with the acquirer as long as service levels are maintained Execution Reduce risk through simple integration process; same as onboarding new customers Cost synergies from functional overlaps Support expansion to adjacent regions leveraging Quest’s vendor network Repeatable across acquisitions QUEST’S NATIONAL PLATFORM Comprehensive Services & Capabilities “ADD CUSTOMERS TO THE QUEST PLATFORM THAT WE CAN SERVE AS WELL OR BETTER”

Exit accounts with commodity services Focus on differentiated services Enter new end markets with greater barriers to entry Gross margins have increased from 8% to 19%/ Gross profit $s growing 9% annually through 2019 © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. SHIFT TO COMPLEX, DIFFERENTIATED SERVICES TO SELECT, HIGH-VALUE CUSTOMERS IN STRATEGIC MARKETS

Gross profit growth expected to flow through to EBITDA at ~50% Built customer service, vendor management, financial control and technology functions Operating infrastructure in place to scale $4.8M improvement in Adjusted EBITDA since 2016 © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. PLATFORM AT SCALE TO DELIVER OPERATING LEVEREAGE

RECENT FINANCIAL RESULTS – YTD 2020 © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. *A non-GAAP financial measure, "Adjusted EBITDA," is presented. From time-to-time, Quest considers and uses this supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. Quest believes it is useful to review, as applicable, both (1) GAAP measures that include (i) depreciation and amortization, (ii) interest expense, (iii) stock-based compensation expense, (iv) income tax expense, and (v) certain other adjustments, and (2) non-GAAP measures that exclude such items. A reconciliation to GAAP net income is provided in the appendix of this presentation Weathering COVID-19 Crisis YTD Positive EBITDA growth YTD Positive Operating Cash flow Essential end market focus Asset-light business model with flexible cost structure Tight control over spending Successfully renegotiated new credit line with more favorable terms 3Q 2019 3Q 2020   YTD SEP 2019 YTD SEP 2020 Revenue $23,925 $23,701   $76,020 $71,002 Gross Profit $4,771 $4,557 $14,064 $13,475 19.9% 19.2% 18.5% 19.0% Adjusted EBITDA* $860 $989 $2,481 $2,664 3.6% 4.2% 3.3% 3.8%

Stable Customer Relationships, Broad Service Offering and Recurring, Contractual Revenue Base Attractive Financial Profile Scalable Platform Poised for Growth Well-Positioned to Benefit from Structural, Long-Term Industry Tailwinds 2 4 3 1 © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. STABLE, SCALABLE PLATFORM WITH ATTRACTIVE INDUSTRY DYNAMICS AND FINANCIAL CHARACTERISTICS

APPENDIX

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in thousands) 2016 2017 2018 2019 Revenue $183,811 $138,346 $103,806 $98,979 Net loss ($8,046) ($5,820) ($2,439) $ (55) Depreciation and amortization 4,169 4,157 2,885 1,402 Interest expense 241 468 438 431 Stock-based compensation 1,849 1,710 794 1,086 Other adjustments 305 308 662 248 Income tax expense - - - 219 Adjusted EBITDA ($1,482)   $823   $2,340   $3,331 Adjusted EBITDA Margin -0.80%   0.60%   2.30%   3.30%

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES © 2020 Quest Resource Holding Corporation. Copying, publication or redistribution outside of Quest is strictly prohibited. RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in thousands) 3Q19 3Q20 YTD SEP 2019 YTD SEP 2020 Net income (loss) $47 ($67) ($90) $ 910 Depreciation and amortization 354 176 1,056 871 Interest expense 119 73 344 244 Stock-based compensation 285 323 759 1101 Other adjustments - 391 247 (528) Income tax expense 55 92 164 64 Adjusted EBITDA $860   $989   $2,481   $2,664 Adjusted EBITDA Margin 3.6%   4.2%   3.3%   3.8%

CASE STUDY # 1 One of the largest commercial fleets in the United States needed to improve the overall sustainability of their service vehicles and turned to Quest to find closed loop solutions within their fleet of 71,000 service vehicles Quest completed a series of assessments and measured the current waste management costs Identified various waste streams that could be diverted from landfills Implemented comprehensive landfill diversion program that included recycling used motor oil, antifreeze, used tires, and oil filters  Created a closed loop recycling solution around refined motor oil Designed an online portal that enabled the garage to streamline the product ordering process of materials needed to service their fleet Over $2M in savings per year Enabled the client to allocate more funding to other sustainability programs and achieve overall sustainability goals Recycled more than 885,000 gallons of used motor oil, 937,000 pounds of oil filters, 342,000 scrap tires, and more than 100,000 gallons of hazardous waste Quest received the client’s sustainability supplier award ©2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

CASE STUDY # 2 A large grocery store chain with thousands of stores and distribution centers spread across the U.S. needed to dramatically reduce its ecological footprint to achieve its aggressive sustainability goals. The retailer did not have the staff or the experience to expand a handful of promising landfill diversion pilots across its operation and needed to minimize costs Quest completed store assessments and calculated the retailer’s waste baseline Quest developed and implemented a host of integrated landfill diversion programs, which were incorporated across all stores A customized solution was designed to address the recycling of food waste, cooking oil, meat & seafood, cardboard, plastics as well as manage the remaining trash service The client tracked the impact of its sustainability initiative at every store using Quest’s portal The client was recognized by the EPA as a winner in three categories of the agency’s Food Recovery Challenge: Leadership, Innovation, and Education and Outreach Reduced CO2 emission by more than 277,000 metric tons  ©2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

CASE STUDY # 3 A large manufacturer came to Quest looking to reduce its environmental footprint in a cost-effective manner Quest completed a series of plant assessments, measuring the waste baselines and calculating the company’s current waste management expenditures Quest identified various waste streams that could be cost-effectively diverted from landfills including plastics, cardboard, and other material Quest right-sized the service and installed compacting equipment, which in turn maximized the value of material that could be recycled Enabled the plant to increase landfill diversion from 20% to 80% ©2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. DAVE SWEITZER Chief Operations Officer 3481 Plano Pkwy. The Colony, TX 75056 877.321.1811 www.questrmg.com RAY HATCH Chief Executive Officer LAURIE LATHAM Chief Financial Officer